SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                 FORM 8-K
                     ________________________________

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                    Date of Report:  February 12, 1997
                     (Date of earliest event reported)

                     ________________________________


                          ECKLER INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)
                     ________________________________


      Florida               1-14082             59-1469577
  (State or other      (Commission File        (IRS Employer
  jurisdiction of           Number)         Identification No.)
  incorporation or
   organization)



          5200 South Washington Avenue, Titusville, Florida 32780
            (Address of principal executive offices, zip code)

                              (407) 269-9680
           (Registrant's telephone number, including area code)



Item 5.                Other Events.

      On February 12, 1997, the Registrant closed the acquisition of the assets of Wholesale Acquisitions, Inc. and Team Automobile Sales & Finance, Inc., Florida corporations, and the stock acquisition of Liberty Finance Company, a Florida corporation, all of which were owned and controlled by R.C. Hill, and which companies operate seven used car lots in Florida and a finance company (the "R.C. Hill Group"). The acquired businesses are being operated as subsidiaries of the Registrant. On February 13 and February 14, 1997, First Choice Auto Finance, Inc., a subsudiary of Registrant, closed on the acquisition of the assets of Palm Beach Finance and Mortgage Company, a Florida corporation, and Two Two Five North Military Corp. d/b/a Miracle Mile Motors, Inc., a Florida corporation. David Bumgardner is the principal shareholder, officer and director of the acquired businesses. Consolidated financial statements will be filed as an amendment to the Company's Report on Form 8-K (filed in connection with Registrant's merger with Smart Choice Holdings, Inc.) on or before April 14, 1997, which financial statements will reflect the merger of the Registrant and Smart Choice Holdings, Inc. which occurred on January 29, 1997, as well as the acquisition of the R.C. Hill companies and the Bumgardner companies.

Item 7.                  Exhibits.

     4.1 Registration Rights Agreements between Registrant and R.C. Hill, II dated February 12, 1997.

     10.1 Merger Agreement dated February 12, 1997 by and among the Registrant, R.C. Acquisition, Inc., and R.C. Hill, II.

     10.2 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Registrant in favor of Mr. & Mrs. R.C. Hill, III.

     10.3 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance as maker in favor of Nate Weaver, Inc.

     10.4 Consolidated, Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of John Jeyaseelan.

     10.5 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of Nate Weaver, Inc.

     10.6 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of Nate Weaver, Inc.

     10.7 Lease dated February 12, 1997 between R.C. Hill, II as Landlord and First Choice Auto Finance, Inc. as tenant.

     10.8 Employment Agreement dated February 12, 1997 between Liberty Finance Company and Leonard Vihtelic.

     10.9 Employment Agreement dated February 12, 1997 between Liberty Finance Company and C. Lawrence Schuler.

     10.10 Stock Purchase Agreement by and among the Registrant, First Choice Auto Finance, Inc. and R.C. Hill, II dated February 12, 1997.

     10.11     Promissory Note dated February 12, 1997 by Eckler
               Industries, Inc. as maker in favor of R.C. Hill, II.

     10.12     Corporate Guaranty by Registrant in favor of R.C. Hill, II.

     10.13 Stock Pledge and Security Agreement dated February 12, 1997 by and among Registrant R.C. Hill, II and First Choice Auto Finance, Inc.

     10.14 Indemnification Agreement dated February 12, 1997 by Registrant in favor of R.C. Hill, II.

     10.15 Employment Agreement dated February 12, 1997 between First Choice Auto Finance, Inc. and R.C. Hill, II.

     10.16 Employment Agreement dated February 12, 1997 between First Choice Auto Finance, Inc. and R.C. Hill, III.

     10.17 Asset Purchase Agreement dated between First Choice Auto Finance, Inc., Palm Beach Finance and Mortgage Company, Two Two Five North Military Corp. d/b/a Miracle Mile Motors, and David Bumgardner, and Amendment thereto.

     10.18 Loan and Security Agreement between Two Two Five North Military Corp. d/b/a Miracle Mile Motors and First Choice Auto Finance, Inc.

     10.19 Promissory Note in favor of Two Two Five North Military Corporation and Palm Beach Finance and Mortgage Company.

     10.20 9% Secured Convertible Note of First Choice Auto Finance, Inc. in favor of Two Two Five North Military Corporation and Palm Beach Finance and Mortgage Company.

     10.21 9% Convertible Debenture of Smart Choice Holdings, Inc. in favor of Palm Beach Finance and Mortgage Company.

     10.22 Lease between David Bumgardner as Lessor and First Choice Auto Finance, Inc. as Lessee.

     10.23 Indemnification Agreement between First Choice Auto Finance, Inc. and Two Two Five North Military Corp. and Palm Beach Finance and Mortgage Company.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ECKLER INDUSTRIES, INC.



                              By:  /S/ Gary R. Smith
February 26, 1997                  Gary R. Smith, President





                               Exhibit Index

     Index No.      Item

     4.1 Registration Rights Agreements between Registrant and R.C. Hill, II dated February 12, 1997.

     10.1 Merger Agreement dated February 12, 1997 by and among the Registrant, R.C. Acquisition, Inc., and R.C. Hill, II.

     10.2 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Registrant in favor of Mr. & Mrs. R.C. Hill, III.

     10.3 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance as maker in favor of Nate Weaver, Inc.

     10.4 Consolidated, Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of John Jeyaseelan.

     10.5 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of Nate Weaver, Inc.

     10.6 Amended and Restated Renewal Promissory Note dated February 12, 1997 by Liberty Finance Company as maker in favor of Nate Weaver, Inc.

     10.7 Lease dated February 12, 1997 between R.C. Hill, II as Landlord and First Choice Auto Finance, Inc. as tenant.

     10.8 Employment Agreement dated February 12, 1997 between Liberty Finance Company and Leonard Vihtelic.

     10.9 Employment Agreement dated February 12, 1997 between Liberty Finance Company and C. Lawrence Schuler.

     10.10 Stock Purchase Agreement by and among the Registrant, First Choice Auto Finance, Inc. and R.C. Hill, II dated February 12, 1997.

     10.11     Promissory Note dated February 12, 1997 by Eckler
               Industries, Inc. as maker in favor of R.C. Hill, II.

     10.12     Corporate Guaranty by Registrant in favor of R.C. Hill, II.

     10.13 Stock Pledge and Security Agreement dated February 12, 1997 by and among Registrant R.C. Hill, II and First Choice Auto Finance, Inc.

     10.14 Indemnification Agreement dated February 12, 1997 by Registrant in favor of R.C. Hill, II.

     10.15 Employment Agreement dated February 12, 1997 between First Choice Auto Finance, Inc. and R.C. Hill, II.

     10.16 Employment Agreement dated February 12, 1997 between First Choice Auto Finance, Inc. and R.C. Hill, III.

     10.17 Asset Purchase Agreement dated between First Choice Auto Finance, Inc., Palm Beach Finance and Mortgage Company, Two Two Five North Military Corp. d/b/a Miracle Mile Motors, and David Bumgardner, and Amendment thereto.

     10.18 Loan and Security Agreement between Two Two Five North Military Corp. d/b/a Miracle Mile Motors and First Choice Auto Finance, Inc.

     10.19 Promissory Note in favor of Two Two Five North Military Corporation and Palm Beach Finance and Mortgage Company.

     10.20 9% Secured Convertible Note of First Choice Auto Finance, Inc. in favor of Two Two Five North Military Corporation and Palm Beach Finance and Mortgage Company.

     10.21 9% Convertible Debenture of Smart Choice Holdings, Inc. in favor of Palm Beach Finance and Mortgage Company.

     10.22 Lease between David Bumgardner as Lessor and First Choice Auto Finance, Inc. as Lessee.

     10.23 Indemnification Agreement between First Choice Auto Finance, Inc. and Two Two Five North Military Corp. and Palm Beach Finance and Mortgage Company.